EXHIBIT 99.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Boston Life Sciences, Inc. (the “Company”), does hereby certify that to his knowledge:

1)    the Company’s Annual Report on Form 10-K for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)    the information contained in the Company’s Annual Report on Form 10-K for the period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE:	March 31, 2003	/s/ Robert J. Rosenthal
Robert J. Rosenthal, Ph.D Director, President & Chief Executive Officer